UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  August 8, 2003



                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)



          MINNESOTA                  0-16106                    41-1347235
(State of other jurisdiction   (Commission File No.)          (IRS Employer
      of incorporation)                                  Identification Number)


                      2950 NE 84TH LANE, BLAINE, MN       55449
             (Address of principal executive offices)   (Zip Code)


       Registrant's telephone number, including area code:  (763) 784-4995

    (Former name, former address and former fiscal year, if changed since last report):  N/A


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     On July 2, 2003, we completed the acquisition of certain assets of Americable, Inc. ("Americable"). Pursuant to the terms of the Asset Purchase Agreement dated June 27, 2003, APA Acquisition, Inc., our wholly-owned subsidiary, acquired certain assets of Americable. The transaction closed on July 2, 2003. APA Optics, Inc. ("APA") reported the acquisition on a Form 8-K dated July 2, 2003. Under the requirements of Form 8-K, Item 7(a)(2) and Item 7(a)(4), APA has sixty days from the date on which the Form 8-K was required to be filed to file the required financial statements and pro forma financial information. This amendment provides the financial statements and pro forma financial information required by Regulation S-X.

     a.   Financial  Statements  of  Business  Acquired

          The  following  financial  statements  of  Americable  are included as
          Exhibit  99.2:

          (i)  Report  of  Independent  Certified  Public  Accountants;

          (ii) Balance Sheets, Statements of Operations, Statements of Shareholders' Equity (Deficit) and Statements of Cash Flows for the years ended December 31, 2002 and 2001;

          (ii) Notes  to  Financial  Statements.

     b.   Pro  Forma  Financial  Information

          The following unaudited pro forma condensed consolidated financial statements are attached as Exhibit 99.3:

          (i)  Pro  Forma  Condensed  Consolidated Balance Sheet as of March 31,
               2003;

          (ii) Pro Forma Condensed Consolidated Statement of Operations for the year ended March 31, 2003;

         (iii) Notes to Pro Forma Condensed Consolidated Financial Statements.

ITEM  7.  EXHIBITS


Exhibit No.     Description
-----------     -----------

99.2            Financial Statements of Business Acquired

99.3            Pro Forma Financial Information

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 8, 2003               APA OPTICS, INC.



                                     By: /s/ Anil K. Jain
                                         ----------------
                                         Anil K. Jain, Chief Executive Officer
                                         Authorized Signatory